UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On December 3, 2018, the Company issued a press release announcing the acquisition of a community located in Ohio.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99 Press Release dated December 3, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: December 4, 2018	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Vice President and
Chief Financial Officer

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